Putnam
High Income
Opportunities
Trust*


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

*Formerly Putnam Convertible Opportunities and Income Trust


[GRAPHIC OMITTED: YELLOW WATCH DUO]


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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

The volatile market environment that sent investors scrambling to safety presented considerable challenges to Putnam High Income
Opportunities Trust's management teams throughout the six months ended
August 31, 2002. Although the fund's performance was mildly negative for the full fiscal period, its standing against its current primary benchmark, the Merrill Lynch All-Convertible Index, was encouraging. On the following pages, the fund's management teams provide a full discussion of the reasons behind this performance and then present their view of prospects for the months ahead.

We are pleased to report that in August, shareholders approved changes in your fund's investment policy. The changes reflect the fund management teams' desire for more flexibility in light of changing prospects for convertible securities in today's market environment. More details are provided on page 6.

Meanwhile, the economic recovery continues to exhibit signs that it is still very much alive, albeit not as robust as some investors might desire. Productivity continues to improve, interest rates remain low, and inflation is still virtually nonexistent. At some point, we believe investors will recognize these attributes and respond accordingly. When, as we expect, this negative investor psychology turns positive, both high-yield bonds and convertibles should be among the beneficiaries.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
October 16, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value and
Core Fixed-Income High-Yield teams

The six months ended August 31, 2002, have been a volatile time for both stocks and bonds, and this is reflected in the performance of Putnam High Income Opportunities Trust, formerly known as Putnam Convertible Opportunities and Income Trust. The semiannual period occurred amid escalating conflict in the Middle East, accounting scandals involving several large, well-known corporations, and concerns over the possibility of war with Iraq, which contributed to rising oil prices. As a result of the uncertainty caused by these and other events, investors flocked to high-quality investments, such as high-grade municipal bonds and short- and intermediate-term U.S. Treasuries. Overall, the bond market benefited, as yields across the board have generally declined. However, higher-quality bond sectors have outperformed lower-quality sectors. Since the convertible market is directly linked to the equity market, convertible bonds battled a headwind for most of the six-month period, and these challenges were reflected in the negative performance of your fund's benchmark, the Merrill Lynch All-Convertible Index. Your fund outperformed its benchmark due to its holdings of high-yield bonds, as well as several portfolio strategies that proved beneficial. The fund's return was also ahead of the average return for its Lipper category (see page 7 for details). The fund's return at market price was less negative than its return at net asset value primarily as a result of investors' favorable outlook for fixed-income securities.

Total return for 6 months ended 8/31/02

                 NAV            Market price
-----------------------------------------------------------------------
               -6.46%              -4.58%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.


[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION]

PORTFOLIO COMPOSITION*

Corporate bonds and notes -- 42.8%

Convertible securities -- 42.6%

Common Stocks -- 4.1%

Preferred stocks -- 0.4%

Short-term investments -- 8.9%

Other -- 1.2%


Footnote reads:
*Based on market value as of 8/31/02. Holdings will vary over time.


* "BUSTED" CONVERTIBLES CONTINUED TO SERVE THE FUND WELL

The fund has benefited from its holdings of "busted" convertibles, securities whose underlying stock price has declined so far below the conversion price that the conversion feature no longer has value. These bonds are much less sensitive to equity-market volatility and are more influenced by factors affecting the bond market, such as interest-rate changes. Since busted convertibles also pay high yields, and since the bond market has generally flourished in the past six months, these securities have performed well as a group.

Busted convertibles carry greater risk than conventional convertibles because of the possibility that the bond issuer could go bankrupt. Therefore, we have been diligent in our analysis and extremely careful making choices. Our research capabilities have allowed us to avoid major defaults in volatile sectors, and we have continued to focus on company-specific factors such as balance-sheet strength, cash flow, and other important fundamentals. A good example of our research is Nextel, a wireless telecommunications provider. We purchased some Nextel convertibles when the high-yield market was hitting its lows earlier in the year, and they have since performed well. Elan, a pharmaceutical firm headquartered in Ireland, is another recently acquired busted convertible. Elan is benefiting from favorable demographics and strong performance in the health-care sector, and this holding has also performed well for the fund. The firm has had management problems, which caused the price of its convertibles to decline steeply, but the company now has a new management team in place and, in our view, greater potential for a turnaround.

* MANAGEMENT HAS REDUCED CONVERTIBLE HOLDINGS TO IMPROVE FOCUS

In the latter part of 2001, we had focused on small- and mid-capitalization convertibles -- a strategy that proved timely, as these securities outperformed large-cap convertibles through May of 2002. We sold many of these smaller holdings in the spring of 2002 when the market was strong, which was beneficial because prices subsequently declined in the summer. We were successful in reducing the number of the fund's convertible holdings, which was one of our objectives. We also added more equity-sensitive convertible bonds because our quantitative models and fundamental research indicated that the equity market is currently more attractively valued than the fixed-income markets.

Fund Profile

Putnam High Income Opportunities Trust seeks both high current income and capital appreciation by investing mainly in fixed-income securities rated below investment grade. The fund may be suitable for investors seeking high current income in exchange for higher risk.

With a few exceptions, we have moved away from making any kind of sector bets, preferring to keep the portfolio diversified across a range of industries and seeking value in individual holdings through our teams' significant research capabilities. One exception has been consumer cyclicals, especially media, in which the fund has been significantly underweighted. This underweighting has been a prudent strategy, as we have avoided many of the problematic bond issues in this sector.

We have made some higher-quality purchases in the beaten-down telecommunications sector, adding holdings such as Nextel, which have performed well since we purchased them. But the fund continues to hold the same weighting in telecom bonds as its benchmark index. We have also added some large-cap holdings in the financial sector -- primarily insurance companies -- and sold off some technology holdings during this spring's short-lived rally.

* HIGH-YIELD BONDS PROVIDED ASSET CLASS DIVERSIFICATION

The same set of factors that plagued the equity and convertible-bond markets also hurt the fund's high-yield holdings. Default rates leveled off in January 2002 but have not declined meaningfully since then. The market improved in the spring, but June and July were once again difficult months for high-yield bonds -- primarily as a result of the WorldCom scandal and bankruptcy, which affected the entire market.

Throughout the difficult market in 2002, our high-yield bond strategy has been successful. We have kept the fund's high-yield holdings well diversified across a range of industries. In addition, we have emphasized industry sectors that have performed well, including gaming, lodging, and broadcasting. Specific holdings have been helpful as well. Nextel, a large convertible-bond holding for the fund, is also a significant high-yield holding that has performed well. Echostar, a major satellite TV manufacturer and service provider, has also made solid contributions to performance. In general, the fund has benefited from the relative stability and asset class diversification that its high-yield bond holdings have provided.

* OUTLOOK OF CAUTIOUS OPTIMISM

In the current environment of low inflation, low bond yields, the lowest short-term rates in four decades, and increasingly attractive prices in the equity markets, we believe that the larger-capitalization, more equity-sensitive part of the convertible market in which the fund is positioned is the sensible place to be. In the bond market, our view is that the sectors with greater credit risk are poised for the best growth potential over the next several years, as we believe that the rally in high-quality bonds is close to being over. We are optimistic that convertible bonds, which are generally higher-risk securities offering higher yields, have the potential to perform well in these conditions. However, investors remain highly risk averse, and a significant change in psychology will be required for a strong, sustained stock market recovery.

We believe that high-yield bonds also should benefit from improved prospects for a recovering economy, if past experience is any indication. In the early 1990s, when the economy recovered from recession, high-yield bonds performed strongly. While the recovery from this recession will likely take longer, it should still be beneficial for high-yield corporate bonds when it eventually takes place. As always, we will remain cautious, monitoring developments as they occur and making adjustments to the portfolio accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. Lower-rated bonds may offer higher yields in return for more risk.


[GRAPHIC OMITTED: TOP FIVE CONVERTIBLE SECURITY HOLDINGS]

TOP FIVE CONVERTIBLE SECURITY HOLDINGS*

Simon Property Group, Inc.
Series B, $6.50, cumulative
convertible preferred
Financial

Xerox Corp.
Convertible subordinated debentures,
0.57%, 2018
Technology

Tyco International Ltd. (Bermuda)
Convertible notes, zero %, 2020
Conglomerates

Freeport McMoRan Copper
& Gold, Inc.
144A convertible senior notes, 8.25%, 2006
Basic materials

General Motors Corp.
Convertible preferred, zero %
Consumer cyclicals


[GRAPHIC OMITTED: TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS]

TOP FIVE CORPORATE HIGH-YIELD BOND HOLDINGS*

Echostar Broadband Corp.
Senior notes, 10.375%, 2007
Consumer staples

Waste Management, Inc.
Senior notes, 7.375%, 2010
Commercial and consumer services

Allied Waste North America, Inc.
Company guaranty, Series B, 10%, 2009
Commercial and consumer services

GS Escrow Corp.
Senior notes, 7.125%, 2005
Financial

Lear Corp.
Company guaranty, Series B, 7.96%, 2005
Automotive

Footnote reads:
*The combined holdings represent 7.6% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.


The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. The members of the Large-Cap Value Team are David King (Portfolio Leader), Deborah Kuenstner, Mike Abata, Bart Geer, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin. The members of the Core Fixed-Income High-Yield Team are Jeffrey Kaufman, Geoffrey Kelley, Stephen Peacher, Neal Reiner, Paul Scanlon, Rosemary Thomsen, and Joseph Towell.

REVISION OF INVESTMENT POLICIES
AND FUND NAME CHANGE

At a meeting in August, shareholders approved changes in the fund's investment policies. Under the revised investment policies, the fund will invest, under normal circumstances, at least 80% of its net assets in fixed-income securities (including debt instruments and convertible securities) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam believes are of equivalent credit quality). The fund's name also was changed to Putnam High Income Opportunities Trust from Putnam Convertible Opportunities and Income Trust.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                                        Merrill Lynch     CSFB
                                       All-Convertible  High-Yield  Consumer
                    NAV   Market price     Index          Index    price index
-------------------------------------------------------------------------------
6 months          -6.46%     -4.58%       -7.39%         -1.66%      1.40%
-------------------------------------------------------------------------------
1 year            -8.31      -3.43        -9.83          -2.45       1.69
-------------------------------------------------------------------------------
5 years           -6.11      -2.53        22.28           6.38      12.25
Annual average    -1.25      -0.51         4.11           1.25       2.34
-------------------------------------------------------------------------------
Life of fund
(since 6/29/95)   32.66      26.77        73.86          37.74      18.36
Annual average     4.02       3.36         8.02           4.57       2.38
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

LIPPER INFORMATION:
The average cumulative return for the 9 funds in the Lipper Convertible Securities Funds category over the 6 months ended 8/31/02 was -8.40%. Over the 1-, 5-, and life-of-fund periods ended 8/31/02, annualized returns for the category were -10.63%, 1.58%, and 5.91%, respectively.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/02

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income                                                    $0.612
-------------------------------------------------------------------------------
Capital gains                                                --
-------------------------------------------------------------------------------
  Total                                                   $0.612
-------------------------------------------------------------------------------
Share value:                                           NAV   Market price
-------------------------------------------------------------------------------
2/28/02                                             $17.56      $16.55
-------------------------------------------------------------------------------
8/31/02                                              15.81       15.20
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current dividend rate 1                               7.74%       8.05%
-------------------------------------------------------------------------------
1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                                                   NAV          Market price
-------------------------------------------------------------------------------
6 months                                        -12.84%            -9.12%
-------------------------------------------------------------------------------
1 year                                           -4.43             -6.01
-------------------------------------------------------------------------------
5 years                                         -12.43             -6.30
Annual average                                   -2.62             -1.29
-------------------------------------------------------------------------------
Life of fund                                     28.54             23.75
(since 6/29/95)
Annual average                                    3.52              2.98
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Merrill Lynch All Convertible Index* is an unmanaged index of domestic convertible securities.

The Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged index of high-yield debt securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
August 31, 2002 (Unaudited)

CORPORATE BONDS AND NOTES (43.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
           $140,254 Interact Operating Co. notes 14s, 2003 (PIK)                                                $14
             45,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                          46,800
             50,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                            51,875
                                                                                                      -------------
                                                                                                             98,689

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Collins & Aikman Products, Inc. company guaranty 11 1/2s, 2006                           60,775
             70,000 Collins & Aikman Products, Inc. company guaranty 10 3/4s, 2011                           68,950
             79,000 Dana Corp. notes 9s, 2011                                                                75,445
             10,000 Dana Corp. notes 7s, 2029                                                                 7,100
             20,000 Dana Corp. notes 6 1/4s, 2004                                                            19,000
EUR           4,000 Dana Corp. sr. notes 9s, 2011                                                             3,687
            $15,000 Dana Corp. 144A sr. notes 10 1/8s, 2010                                                  14,850
             30,000 Delco Remy International, Inc. company guaranty 11s, 2009                                20,400
             10,000 Delco Remy International, Inc. company guaranty 10 5/8s, 2006                             7,100
            130,000 Dura Operating Corp. company guaranty Ser. D, 9s, 2009                                  125,450
             60,000 Exide Corp. sr. notes 10s, 2005 (In default) (NON)                                        8,700
             30,000 Federal Mogul Corp. notes 7 7/8s, 2010 (In default) (NON)                                 7,200
             60,000 Federal Mogul Corp. notes 7 3/4s, 2006 (In default) (NON)                                14,400
             10,000 Hayes Lemmerz International, Inc. 144A company guaranty
                    11 7/8s, 2006 (In default) (NON)                                                          7,000
              5,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                           5,247
            220,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                         229,713
EUR          15,000 Lear Corp. sr. notes 8 1/8s, 2008                                                        14,781
                                                                                                      -------------
                                                                                                            689,798

Basic Materials (5.9%)
-------------------------------------------------------------------------------------------------------------------
            $70,000 Acetex Corp. sr. notes 10 7/8s, 2009 (Canada)                                            72,450
             30,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               31,800
            180,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                            180,000
             10,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                         9,950
             48,560 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s,
                    2007 (In default) (NON) (PIK)                                                            16,510
             80,000 Appleton Papers, Inc. company guaranty Ser. B, 12 1/2s, 2008                             82,800
             70,000 ARCO Chemical Co. debs. 9.8s, 2020                                                       56,700
             40,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                       38,000
            100,000 Avecia Group PLC company guaranty 11s, 2009 (United Kingdom)                             95,500
             50,000 Better Minerals & Aggregates Co. company guaranty 13s, 2009                              42,500
             40,000 Compass Minerals Group, Inc. company guaranty 10s, 2011                                  41,400
            182,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                  174,720
             85,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                                 86,700
             20,000 Georgia Gulf Corp. company guaranty 10 3/8s, 2007                                        21,250
             13,000 Georgia-Pacific Corp. debs. 9 1/2s, 2011                                                 12,219
             40,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                 36,591
            146,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                           158,410
            155,000 Huntsman ICI Chemicals, Inc. company guaranty 10 1/8s, 2009                             137,950
             90,000 Huntsman ICI Holdings sr. disc. notes zero %, 2009                                       19,800
             50,000 IMC Global, Inc. company guaranty Ser. B, 11 1/4s, 2011                                  53,705
             70,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                  75,305
            121,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 121,000
             10,000 Kaiser Aluminum & Chemical Corp. sr. notes Ser. B, 10 7/8s,
                    2006 (In default) (NON)                                                                   7,400
            210,000 Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s,
                    2003 (In default) (NON)                                                                  28,350
            170,000 LTV Corp. company guaranty 11 3/4s, 2009 (In default) (NON)                                 850
             23,000 Lyondell Chemical Co. bonds 11 1/8s, 2012                                                23,690
            110,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   108,350
             60,000 Lyondell Chemical Co. sr. sub. notes 10 7/8s, 2009                                       52,200
            120,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                   124,800
             40,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                          38,400
             80,000 Nortek, Inc. sr. notes Ser. B, 8 7/8s, 2008                                              79,200
             10,000 Nortek, Inc. sr. sub. notes Ser. B, 9 7/8s, 2011                                          9,650
             20,000 Nortek, Inc. 144A sr. notes Ser. B, 9 1/8s, 2007                                         20,250
             40,000 Noveon, Inc. company guaranty Ser. B, 11s, 2011                                          43,000
             90,000 OM Group, Inc. company guaranty 9 1/4s, 2011                                             90,000
             50,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                        51,250
             31,000 P&L Coal Holdings Corp. company guaranty Ser. B, 9 5/8s, 2008                            32,550
            100,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      100,750
             73,318 PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)                                   48,390
             24,439 Pioneer Companies, Inc. sec. FRN 5.381s, 2006                                            15,885
             30,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007 (In default) (NON)                  5,100
             40,000 Polymer Group, Inc. company guaranty Ser. B, 8 3/4s,
                    2008 (In default) (NON)                                                                   6,800
             92,000 Potlatch Corp. company guaranty 10s, 2011                                                98,900
            200,000 Riverwood International Corp. company guaranty 10 7/8s, 2008                            203,000
             80,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                              56,000
             80,000 Steel Dynamics, Inc. 144A sr. notes 9 1/2s, 2009                                         81,200
             75,000 Sterling Chemicals Holdings sr. disc. notes 13 1/2s,
                    2008 (In default) (NON)                                                                     375
             50,000 Sterling Chemicals, Inc. company guaranty Ser. B, 12 3/8s,
                    2006 (In default) (NON)                                                                  48,625
             50,000 Stone Container Corp. sr. notes 9 3/4s, 2011                                             52,500
             60,000 Stone Container Corp. sr. notes 9 1/4s, 2008                                             62,850
             40,000 Stone Container Corp. 144A company guaranty 11 1/2s,
                    2006 (Canada)                                                                            42,400
             50,000 Stone Container Corp. 144A sr. notes 8 3/8s, 2012                                        50,625
            210,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                          211,575
             20,000 Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                                   14,600
             29,000 United States Steel, LLC sr. notes 10 3/4s, 2008                                         29,290
             90,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                              42,300
              5,500 Weirton Steel Corp. sr. notes FRN 10s, 2008                                               1,650
            100,000 Wheeling-Pittsburgh Steel Corp. sr. notes 9 1/4s, 2007 (In default) (NON)                 2,000
             40,000 WHX Corp. sr. notes 10 1/2s, 2005                                                        32,000
                                                                                                      -------------
                                                                                                          3,482,015

Building Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------
            100,000 American Standard Companies, Inc. company guaranty 7 3/8s, 2005                         101,250
             20,000 Atrium Companies, Inc. company guaranty Ser. B, 10 1/2s, 2009                            19,300
             30,000 Building Materials Corp. company guaranty 8s, 2008                                       24,300
             70,000 Dayton Superior Corp. company guaranty 13s, 2009                                         67,900
                                                                                                      -------------
                                                                                                            212,750

Capital Goods (3.4%)
-------------------------------------------------------------------------------------------------------------------
             60,000 ABB Finance, Inc. company guaranty Ser. EMTN, 6 3/4s, 2004                               49,680
             83,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                         80,510
            120,000 AGCO Corp. company guaranty 9 1/2s, 2008                                                124,800
             55,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2008                                            39,325
             50,000 Applied Extrusion Technologies, Inc. company guaranty Ser. B,
                    10 3/4s, 2011                                                                            40,000
            100,000 Argo-Tech Corp. company guaranty Ser. D, 8 5/8s, 2007                                    85,000
             40,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                           36,400
             40,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011                                   35,400
             70,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                       60,900
             50,000 Berry Plastics Corp. 144A sr. sub. notes 10 3/4s, 2012                                   50,250
            125,000 Blount, Inc. company guaranty 13s, 2009                                                  74,375
            120,000 Briggs & Stratton company guaranty 8 7/8s, 2011                                         124,193
             30,000 Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008                                  26,400
             60,000 Buhrmann US, Inc. company guaranty 12 1/4s, 2009                                         60,900
             45,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                              34,650
             60,000 Decrane Aircraft Holdings Co. company guaranty Ser. B, 12s, 2008                         52,200
             68,000 Flowserve Corp. company guaranty 12 1/4s, 2010                                           74,800
             30,000 Fonda Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                    22,500
            310,000 Grove Holdings, LLC deb. stepped-coupon zero %
                    (11 5/8s, 5/1/03), 2009 (In default) (NON) (STP)                                              1
             90,000 Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                 64,350
             30,000 IESI Corp. 144A sr. sub. notes 10 1/4s, 2012                                             28,500
             90,000 Insilco Holding Co. sr. disc. notes stepped-coupon zero %
                    (14s, 8/15/03), 2008 (STP)                                                                4,500
             30,000 JLG Industries, Inc. 144A sr. sub. notes 8 3/8s, 2012                                    28,800
             40,000 L-3 Communications Corp. company guaranty Ser. B, 8s, 2008                               41,400
             50,000 L-3 Communications Corp. 144A sr. sub. notes 7 5/8s, 2012                                51,500
             29,000 Manitowoc Company, Inc. (The) 144A sr. sub. notes 10 1/2s, 2012                          30,160
             50,000 Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                              50,250
             85,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                   79,475
             20,000 Owens-Illinois, Inc. debs. 7.8s, 2018                                                    15,600
             30,000 Owens-Illinois, Inc. debs. 7 1/2s, 2010                                                  25,200
             20,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                17,400
            160,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              137,600
             60,000 Pliant Corp. company guaranty 13s, 2010                                                  60,300
             55,000 Roller Bearing Company of America company guaranty Ser. B,
                    9 5/8s, 2007                                                                             53,350
            100,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                                 100,000
             10,000 Terex Corp. company guaranty 8 7/8s, 2008                                                 9,750
             20,000 Terex Corp. company guaranty Ser. B, 10 3/8s, 2011                                       20,700
             80,000 Terex Corp. company guaranty Ser. D, 8 7/8s, 2008                                        78,400
             30,000 Trimas Corp. 144A sr. sub. notes 9 7/8s, 2012                                            29,850
                                                                                                      -------------
                                                                                                          1,999,369

Commercial and Consumer Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            252,000 Allied Waste North America, Inc. company guaranty Ser. B, 10s, 2009                     249,480
             26,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 7/8s, 2008                                                                             26,065
            103,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    8 1/2s, 2008                                                                            101,970
              8,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                              7,820
            110,000 Allied Waste North America, Inc. company guaranty Ser. B,
                    7 5/8s, 2006                                                                            108,350
            120,000 Coinmach Corp. sr. notes 9s, 2010                                                       121,800
            255,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           259,266
                                                                                                      -------------
                                                                                                            874,751

Communication Services (2.8%)
-------------------------------------------------------------------------------------------------------------------
            100,000 360Networks, Inc. sr. notes 13s, 2008 (Canada) (In default) (NON)                            10
             25,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                            6,250
             60,000 Alamosa Delaware, Inc. company guaranty 13 5/8s, 2011                                    22,200
             10,000 Alamosa Delaware, Inc. company guaranty 12 1/2s, 2011                                     3,200
             96,000 Alamosa PCS Holdings, Inc. company guaranty stepped-coupon
                    zero % (12 7/8s, 2/15/05), 2010 (STP)                                                    12,480
             30,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                          5,325
            110,000 American Cellular Corp. company guaranty 9 1/2s, 2009                                    14,850
            120,000 American Tower Corp. sr. notes 9 3/8s, 2009                                              74,400
             20,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008 (In default) (NON)                        100
             30,000 Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
                    (Bermuda) (In default) (NON)                                                              4,800
              4,000 AT&T Wireless Services, Inc. notes 8 1/8s, 2012                                           3,425
             51,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                      43,405
             70,000 Birch Telecommunications, Inc. sr. notes 14s, 2008 (In default) (NON)                       700
             14,220 Call-Net Enterprises, Inc. company guaranty 10 5/8s, 2008
                    (Canada) (In default) (NON)                                                               2,524
             60,000 Crown Castle International Corp. sr. notes 10 3/4s, 2011                                 40,500
             86,000 Crown Castle International Corp. sr. notes 9 3/8s, 2011                                  53,750
            380,000 Cybernet Internet Services International, Inc. 144A sr. disc. notes
                    stepped-coupon zero % (13s, 8/15/04), 2009 (Denmark) (STP)                                   38
            120,000 Dobson/Sygnet Communications, Inc. sr. notes 12 1/4s, 2008                               72,000
            130,000 Equinix, Inc. sr. notes 13s, 2007 (In default) (NON)                                     13,000
             60,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda) (In default) (NON)                       1,500
             10,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008
                    (Bermuda) (In default) (NON)                                                                100
             40,000 Global Crossing Holdings, Ltd. company guaranty 9 1/2s, 2009
                    (Bermuda) (In default) (NON)                                                                450
            190,000 Global Crossing Holdings, Ltd. company guaranty 9 1/8s, 2006
                    (Bermuda) (In default) (NON)                                                              1,900
             80,000 Globix Corp. sr. notes 12 1/2s, 2010 (In default) (NON)                                  13,200
             50,000 Horizon PCS, Inc. company guaranty 13 3/4s, 2011                                         15,500
             10,000 Hyperion Telecommunications Corp., Inc. sr. disc. notes Ser. B, zero %,
                    2003 (In default) (NON)                                                                      35
             80,000 Hyperion Telecommunications Corp., Inc. sr. sub. notes 12s,
                    2007 (In default) (NON)                                                                     259
            130,000 iPCS, Inc. sr. disc. notes stepped-coupon zero %
                    (14s, 7/15/05), 2010 (STP)                                                               18,850
             50,000 IWO Holdings, Inc. company guaranty 14s, 2011                                            17,000
             60,000 Leap Wireless International, Inc. company guaranty 12 1/2s, 2010                          6,600
            140,000 McCaw International, Ltd. sr. disc. notes 13s, 2007 (In default) (NON)                    7,000
             30,000 Metrocall, Inc. sr. sub. notes 11s, 2008 (In default) (NON)                                 300
             20,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007 (In default) (NON)                             100
             30,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007 (In default) (NON)                              600
            150,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s,
                    2008 (In default) (NON)                                                                   1,125
             70,000 Microcell Telecommunications sr. disc. notes Ser. B, 14s,
                    2006 (Canada)                                                                               613
             35,000 Millicom International Cellular SA sr. disc. notes 13 1/2s,
                    2006 (Luxembourg)                                                                        10,850
             43,000 Nextel Communications, Inc. sr. disc. notes stepped-coupon zero %
                    (9 3/4s, 10/31/02), 2007 (STP)                                                           32,465
            220,000 Nextel Communications, Inc. sr. notes 12s, 2008                                         187,000
            198,000 Nextel Communications, Inc. sr. notes 9 1/2s, 2011                                      152,460
             40,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                       30,500
             25,000 Nextel Communications, Inc. 144A sr. disc. notes stepped-coupon
                    zero % (10.65s, 9/15/02), 2007 (STP)                                                     19,875
             50,000 Nextel Partners, Inc. sr. notes 12 1/2s, 2009                                            30,500
             55,000 Nextel Partners, Inc. sr. notes 11s, 2010                                                32,450
             90,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008 (In default) (NON)                 11,250
             90,000 Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005 (In default) (NON)                 15,300
             70,000 PanAmSat Corp. 144A sr. notes 8 1/2s, 2012                                               64,400
             30,000 PSINet, Inc. sr. notes 11 1/2s, 2008 (In default) (NON)                                   2,850
            370,000 Qwest Capital Funding, Inc. company guaranty 7 1/4s, 2011                               209,050
             45,000 Qwest Corp. notes 7 5/8s, 2003                                                           41,847
             59,381 Rhythms Netconnections, Inc. sr. notes Ser. B, 14s, 2010 (In default) (NON)               2,672
             10,000 Rogers Cablesystems, Ltd. sr. notes Ser. B, 10s, 2005 (Canada)                            9,950
             60,000 Rogers Cablesystems, Ltd. sr. sub. notes 8.8s, 2007 (Canada)                             24,000
             50,000 Rogers Wireless, Inc. sec. notes 9 5/8s, 2011 (Canada)                                   35,000
             55,000 RSL Communications, Ltd. company guaranty 12 1/4s,
                    2006 (Bermuda) (In default) (NON)                                                         1,100
             80,000 SBA Communications Corp. sr. notes 10 1/4s, 2009                                         45,600
            110,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/8s, 4/15/04), 2009 (STP)                                                           17,600
             80,000 Startec Global Communications Corp. sr. notes 12s,
                    2008 (In default) (NON)                                                                   1,600
             25,000 Tele1 Europe BV sr. notes 13s, 2009 (Netherlands)                                         2,750
             50,000 Telehub Communications Corp. company guaranty 13 7/8s,
                    2005 (In default) (NON)                                                                       1
            115,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                         50,025
             70,000 Triton PCS, Inc. company guaranty 9 3/8s, 2011                                           55,300
             20,000 Triton PCS, Inc. company guaranty zero %, 2008                                           14,600
             30,000 TSI Telecommunication Services, Inc. company guaranty Ser. B,
                    12 3/4s, 2009                                                                            27,600
            140,000 UbiquiTel Operating Co. company guaranty stepped-coupon
                    zero % (14s, 4/15/05), 2010 (STP)                                                        11,200
             90,000 US UnWired, Inc. company guaranty stepped-coupon Ser. B,
                    zero % (13 3/8s, 11/1/04), 2009 (STP)                                                    18,000
             90,000 WebLink Wireless, Inc. sr. disc. notes stepped-coupon zero %
                    (11 1/4s, 2/1/03), 2008 (In default) (NON) (STP)                                            225
             80,000 Williams Communications Group, Inc. sr. notes 11 7/8s,
                    2010 (In default) (NON)                                                                   8,800
             50,000 Williams Communications Group, Inc. sr. notes 11.7s,
                    2008 (In default) (NON)                                                                   5,500
             30,000 Williams Communications Group, Inc. sr. notes 10.7s,
                    2007 (In default) (NON)                                                                   3,374
                                                                                                      -------------
                                                                                                          1,633,783

Conglomerates (0.4%)
-------------------------------------------------------------------------------------------------------------------
              8,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                         6,600
            226,000 Tyco International Group SA company guaranty 6 3/8s,
                    2006 (Luxembourg)                                                                       197,750
             16,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                        14,160
             32,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                              26,400
                                                                                                      -------------
                                                                                                            244,910

Consumer (0.3%)
-------------------------------------------------------------------------------------------------------------------
             92,000 Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                              103,500
            105,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                             79,800
                                                                                                      -------------
                                                                                                            183,300

Consumer Staples (6.4%)
-------------------------------------------------------------------------------------------------------------------
            115,000 Acme Television company guaranty 10 7/8s, 2004                                          112,700
             10,000 Adelphia Communications Corp. notes Ser. B, 9 7/8s,
                    2005 (In default) (NON)                                                                   3,350
             20,000 Adelphia Communications Corp. sr. notes 10 7/8s,
                    2010 (In default) (NON)                                                                   6,800
            190,000 Adelphia Communications Corp. sr. notes 10 1/4s,
                    2011 (In default) (NON)                                                                  66,974
             30,000 Adelphia Communications Corp. sr. notes 7 7/8s,
                    2009 (In default) (NON)                                                                   9,900
             55,000 Adelphia Communications Corp. sr. notes Ser. B, 9 7/8s,
                    2007 (In default) (NON)                                                                  18,425
             10,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s,
                    2009 (In default) (NON)                                                                   3,375
             65,000 Affinity Group Holdings sr. notes 11s, 2007                                              63,700
            120,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     111,300
             80,000 Armkel, LLC/Armkel Finance sr. sub. notes 9 1/2s, 2009                                   84,600
              2,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                    1,160
            120,000 Aurora Foods, Inc. 144A sr. sub. notes Ser. D, 9 7/8s, 2007                              69,600
              2,044 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003 (Australia)
                    (In default) (NON) (PIK)                                                                      1
             70,000 Benedek Communications Corp. sr. disc. notes 13 1/4s,
                    2006 (In default) (NON)                                                                  74,200
            140,000 British Sky Broadcasting PLC company guaranty 8.2s,
                    2009 (United Kingdom)                                                                   143,123
             20,000 British Sky Broadcasting PLC company guaranty 6 7/8s,
                    2009 (United Kingdom)                                                                    19,438
            130,000 Chancellor Media Corp. company guaranty 8s, 2008                                        131,300
            120,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 5/15/06), 2011 (STP)                               48,000
             40,000 Charter Communications Holdings, LLC/Capital Corp. sr. disc.
                    notes stepped-coupon zero % (11 3/4s, 1/15/05), 2010 (STP)                               16,000
            140,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    11 1/8s, 2011                                                                            95,200
             20,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    10 3/4s, 2009                                                                            14,000
              5,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    9 5/8s, 2009                                                                              3,500
             97,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 5/8s, 2009                                                                             66,930
             10,000 Charter Communications Holdings, LLC/Capital Corp. sr. notes
                    8 1/4s, 2007                                                                              6,900
             10,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 9 5/8s, 2008                                    9,200
             70,000 Cinemark USA, Inc. sr. sub. notes Ser. B, 8 1/2s, 2008                                   63,700
             50,000 Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008                             52,500
             10,000 CSC Holdings, Inc. debs. 7 5/8s, 2018                                                     7,495
             30,000 CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                25,740
            100,000 CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011                                        82,125
             70,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           53,200
             30,000 Del Monte Corp. company guaranty Ser. B, 9 1/4s, 2011                                    30,300
            225,000 Diamond Cable Communications PLC sr. disc. notes zero %,
                    2007 (United Kingdom) (In default) (NON)                                                 30,375
            193,000 Diva Systems Corp. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 5/8s, 3/1/03), 2008 (In default) (NON) (STP)                                         23,884
             35,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                            29,313
             25,000 Domino's, Inc. company guaranty Ser. B, 10 3/8s, 2009                                    27,000
             15,000 Eagle Family Foods company guaranty Ser. B, 8 3/4s, 2008                                 11,100
            325,000 Echostar Broadband Corp. sr. notes 10 3/8s, 2007                                        328,250
             90,000 Echostar DBS Corp. 144A sr. notes 9 1/8s, 2009                                           87,750
             20,000 Elizabeth Arden, Inc. sec. notes Ser. B, 11 3/4s, 2011                                   20,300
             10,000 Emmis Communications Corp. company guaranty Ser. B,
                    8 1/8s, 2009                                                                              9,950
             31,000 Emmis Communications Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/2s, 3/15/06), 2011 (STP)                                                    21,700
             73,000 Fleming Companies, Inc. company guaranty 10 1/8s, 2008                                   71,540
             30,000 French Fragrances, Inc. company guaranty Ser. D, 10 3/8s, 2007                           27,600
             80,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                   67,200
             36,000 Insight Communications Company, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/4s, 2/15/06), 2011 (STP)                                             11,700
             20,000 International Cabletel, Inc. sr. disc. notes 11 1/2s, 2006 (In default) (NON)             3,000
              5,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon zero %
                    (11 7/8s, 10/15/02), 2007 (STP)                                                           1,950
             30,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                       30,300
             20,000 Mediacom LLC/Mediacom Capital Corp. sr. notes 9 1/2s, 2013                               16,400
            100,000 North Atlantic Trading Co. company guaranty Ser. B, 11s, 2004                            99,000
            120,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s,
                    2010 (In default) (NON)                                                                  18,000
            100,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s,
                    2008 (In default) (NON)                                                                  15,000
             50,000 ONO Finance PLC sr. notes 13s, 2009 (United Kingdom)                                      9,750
             60,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                             51,000
             55,000 Pegasus Satellite sr. notes 12 3/8s, 2006                                                26,950
             80,000 Playtex Products, Inc. company guaranty 9 3/8s, 2011                                     85,400
             60,000 Premier International Foods PLC sr. notes 12s,
                    2009 (United Kingdom)                                                                    63,600
            150,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                     73,500
             30,000 Radio One, Inc. company guaranty Ser. B, 8 7/8s, 2011                                    30,750
             60,000 Regal Cinemas, Inc. company guaranty Ser. B, 9 3/8s, 2012                                61,500
             80,000 Revlon Consumer Products sr. notes 9s, 2006                                              49,200
             80,000 Rite Aid Corp. 144A notes 6 1/8s, 2008                                                   46,800
             60,000 Sbarro, Inc. company guaranty 11s, 2009                                                  58,800
            100,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                         10
             40,000 Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                 40,500
             30,000 Sinclair Broadcast Group, Inc. sr. sub. notes 8 3/4s, 2007                               30,300
            191,000 Six Flags, Inc. sr. notes 8 7/8s, 2010                                                  166,170
             20,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                               18,800
             20,000 Southland Corp. sr. sub. deb. 5s, 2003                                                   19,600
             45,000 Stater Brothers Holdings sr. notes 10 3/4s, 2006                                         46,350
            200,000 TeleWest Communications PLC debs. 11s, 2007 (United Kingdom)                             33,000
            150,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   153,750
             40,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                    41,000
            269,000 United Pan-Europe NV sr. disc. notes 12 1/2s, 2009 (Netherlands)                         10,760
            130,000 United Pan-Europe NV sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 2/1/05), 2010 (Netherlands) (STP)                                               5,200
             30,000 United Rentals (North America), Inc. company guaranty Ser. B,
                    10 3/4s, 2008                                                                            31,350
             60,000 XM Satellite Radio Holdings, Inc. sec. notes 14s, 2010                                   20,700
            140,000 Young Broadcasting, Inc. company guaranty 10s, 2011                                     128,800
                                                                                                      -------------
                                                                                                          3,749,588

Energy (3.1%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B, 8 7/8s, 2007                                92,025
             50,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                          51,125
             17,000 Chesapeake Energy Corp. company guaranty 8 3/8s, 2008                                    16,745
             33,000 Chesapeake Energy Corp. company guaranty 8 1/8s, 2011                                    32,505
              3,000 Chesapeake Energy Corp. sr. notes Ser. B, 8 1/2s, 2012                                    2,948
            112,000 Chesapeake Energy Corp. 144A sr. notes 9s, 2012                                         114,800
             80,000 Comstock Resources, Inc. company guaranty 11 1/4s, 2007                                  82,000
             65,000 Dresser, Inc. company guaranty 9 3/8s, 2011                                              63,375
             29,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                         28,710
             40,000 Encore Acquisition Co. 144A sr. sub. notes 8 3/8s, 2012                                  40,200
             60,000 Forest Oil Corp. company guaranty 7 3/4s, 2014                                           58,500
             42,000 Forest Oil Corp. sr. notes 8s, 2008                                                      42,840
             10,000 Hornbeck Offshore Services, Inc. sr. notes 10 5/8s, 2008                                 10,150
             80,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                               77,200
             57,000 Magnum Hunter Resources, Inc. company guaranty 9.6s, 2012                                58,425
             70,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          69,300
            130,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                136,244
             20,000 Parker & Parsley Co. sr. notes 8 1/4s, 2007                                              20,700
             60,000 Parker Drilling Co. company guaranty Ser. AI, 10 1/8s, 2009                              58,800
            140,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             158,200
             11,000 Pioneer Natural Resources Co. company guaranty 6 1/2s, 2008                              10,835
             50,000 Plans Exploration & Production Co. 144A sr. sub. notes 8 3/4s, 2012                      49,625
             80,000 Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011                                   81,800
             10,000 Pride International, Inc. sr. notes 10s, 2009                                            10,700
            130,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                   135,525
             30,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                         30,600
             60,000 Swift Energy Co. sr. sub. notes 10 1/4s, 2009                                            58,800
             30,000 Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                             28,650
             47,000 Trico Marine Services, Inc. 144A sr. notes 8 7/8s, 2012                                  41,125
              7,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                            7,000
             95,000 Vintage Petroleum, Inc. sr. sub. notes 9 3/4s, 2009                                      95,475
             30,000 Westport Resources Corp. company guaranty 8 1/4s, 2011                                   30,900
             22,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                  22,880
             30,000 XTO Energy, Inc. 144A sr. sub. notes Ser. B, 8 3/4s, 2009                                31,500
                                                                                                      -------------
                                                                                                          1,850,207

Financial (1.9%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Acme Communications, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12s, 9/30/02), 2005 (STP)                                                 4,575
             50,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004 (In default) (NON)                     10,000
             40,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005 (In default) (NON)                   8,000
             80,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                    79,800
             90,000 Colonial Capital II 144A company guaranty 8.92s, 2027                                    85,393
            150,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027 (In default) (NON)                       375
            110,000 Conseco, Inc. 144A company guaranty 10 3/4s, 2009 (In default) (NON)                     16,500
             10,000 Crescent Real Estate Equities LP FRN 7 1/2s, 2007                                         9,550
             90,000 Crescent Real Estate Equities LP 144A sr. notes 9 1/4s, 2009                             90,547
            470,000 Finova Group, Inc. notes 7 1/2s, 2009                                                   141,000
            230,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                  242,542
             44,000 Imperial Credit Industries, Inc. sec. notes 12s, 2005 (In default) (NON)                  3,520
             30,000 iStar Financial, Inc. sr. notes 8 3/4s, 2008                                             30,600
             60,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008 (In default) (NON)                4,200
             25,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                     17,500
             66,000 Ocwen Federal Bank sub. deb. 12s, 2005                                                   64,680
            140,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         155,400
             60,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)                             60,900
             50,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                           52,079
             50,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                           47,500
                                                                                                      -------------
                                                                                                          1,124,661

Gaming & Lottery (3.4%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009                                   64,800
             60,000 Argosy Gaming Co. company guaranty 10 3/4s, 2009                                         64,800
             10,000 Argosy Gaming Co. sr. sub. notes 9s, 2011                                                10,275
             80,000 Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                            82,400
             30,000 Chumash Casino & Resort Enterprise 144A sr. notes 9s, 2010                               30,900
             32,770 Fitzgeralds Gaming Corp. company guaranty Ser. B, 12 1/4s,
                    2004 (In default) (NON)                                                                  11,510
            110,000 Harrah's Operating Company, Inc. company guaranty 7 1/2s, 2009                          118,385
             30,000 Herbst Gaming, Inc. sec. notes Ser. B, 10 3/4s, 2008                                     31,200
             80,000 Hollywood Casino Corp. company guaranty 11 1/4s, 2007                                    86,800
             48,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                               42,480
            140,000 Horseshoe Gaming Holdings company guaranty 8 5/8s, 2009                                 145,250
            142,000 International Game Technology sr. notes 8 3/8s, 2009                                    151,940
            110,000 Majestic Investor Holdings/Majestic Investor Capital Corp. 144A
                    company guaranty 11.653s, 2007                                                          102,300
            120,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                              128,700
             10,000 MGM Mirage, Inc. company guaranty 8 1/2s, 2010                                           10,564
            155,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          159,263
             30,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                   30,900
            100,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                             103,250
            160,000 Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008                              167,200
             60,000 Penn National Gaming, Inc. company guaranty Ser. B, 11 1/8s, 2008                        63,600
             30,000 Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010                                   29,550
              3,000 Resorts International Hotel and Casino, Inc. company guaranty
                    11 1/2s, 2009                                                                             2,700
             80,000 Station Casinos, Inc. sr. notes 8 3/8s, 2008                                             83,200
             30,000 Station Casinos, Inc. sr. sub. notes 9 7/8s, 2010                                        32,100
            113,000 Trump Atlantic City Associates company guaranty 11 1/4s, 2006                            83,055
            140,000 Venetian Casino Resort, LLC 144A 2nd mtge. 11s, 2010                                    140,350
                                                                                                      -------------
                                                                                                          1,977,472

Health Care (3.3%)
-------------------------------------------------------------------------------------------------------------------
            135,000 ALARIS Medical Systems, Inc. 144A company guaranty 9 3/4s, 2006                         135,000
            145,000 Alderwoods Group, Inc. company guaranty 12 1/4s, 2009                                   139,200
             30,000 Alliance Imaging, Inc. sr. sub. notes 10 3/8s, 2011                                      31,800
            100,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          104,000
             50,000 Beverly Enterprises, Inc. sr. notes 9 5/8s, 2009                                         44,500
             40,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                          44,200
             70,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                       68,375
             40,000 Extendicare Health Services, Inc. 144A sr. notes 9 1/2s, 2010                            39,800
             45,000 Hanger Orthopedic Group, Inc. company guaranty 10 3/8s, 2009                             47,475
             70,000 HCA, Inc. debs. 7.19s, 2015                                                              73,648
            110,000 HCA, Inc. notes 8 3/4s, 2010                                                            125,513
             30,000 HCA, Inc. sr. notes 6.95s, 2012                                                          31,522
             29,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                                 24,070
              7,000 Healthsouth Corp. sr. notes 8 3/8s, 2011                                                  5,810
             53,000 Healthsouth Corp. sr. sub. notes 10 3/4s, 2008                                           45,050
             38,000 Healthsouth Corp. 144A notes 7 5/8s, 2012                                                30,400
             90,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                       9
             60,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                       6
             60,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                             58,200
             75,000 Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                   21,375
             15,000 Magellan Health Services, Inc. 144A sr. notes 9 3/8s, 2007                               10,350
            150,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                    Ser. B, zero % (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                          1,125
             80,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                                   800
             85,000 Mediq, Inc. deb. stepped-coupon zero % (13s, 6/1/03),
                    2009 (In default) (NON) (STP)                                                                 9
             50,000 MedQuest, Inc. 144A sr. sub. notes 11 7/8s, 2012                                         49,875
            245,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                      4,900
             50,000 Omnicare, Inc. company guaranty Ser. B, 8 1/8s, 2011                                     52,000
             40,000 Owens & Minor, Inc. company guaranty 8 1/2s, 2011                                        41,600
            100,000 Quest Diagnostics, Inc. company guaranty 7 1/2s, 2011                                   112,249
             63,000 Rotech Healthcare, Inc. 144A sr. sub. notes 9 1/2s, 2012                                 53,235
            185,000 Service Corp. International notes 6s, 2005                                              159,100
             60,000 Stewart Enterprises, Inc. notes 10 3/4s, 2008                                            64,800
            100,000 Triad Hospitals Holdings company guaranty Ser. B, 11s, 2009                             110,000
            120,000 Triad Hospitals, Inc. company guaranty Ser. B, 8 3/4s, 2009                             124,800
             60,000 Vanguard Health Systems, Inc. company guaranty 9 3/4s, 2011                              61,350
                                                                                                      -------------
                                                                                                          1,916,146

Homebuilding (1.2%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011                                     49,750
             10,000 D.R. Horton, Inc. company guaranty 8 1/2s, 2012                                           9,650
             60,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              59,400
             20,000 D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                 18,700
             35,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                                37,100
             40,000 K. Hovnanian Enterprises, Inc. company guaranty 10 1/2s, 2007                            41,000
             10,000 K. Hovnanian Enterprises, Inc. 144A sr. notes 8s, 2012                                    9,300
             10,000 K. Hovnanian Enterprises, Inc. 144A sr. sub. notes 8 7/8s, 2012                           9,000
             74,000 KB Home sr. sub. notes 9 1/2s, 2011                                                      74,370
            120,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                       129,000
             39,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      39,000
             10,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                             10,000
             70,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                73,500
             16,000 Schuler Homes, Inc. company guaranty 10 1/2s, 2011                                       16,400
             60,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                            58,500
             20,000 Toll Corp. company guaranty 8 1/8s, 2009                                                 19,500
             50,000 WCI Communities, Inc. company guaranty 9 1/8s, 2012                                      45,750
                                                                                                      -------------
                                                                                                            699,920

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
            109,000 Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                   88,290

Lodging/Tourism (1.2%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                      91,350
             64,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                      61,440
            170,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              158,950
             80,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                       76,400
             30,000 Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007                                   30,300
             30,000 Host Marriott LP sr. notes Ser. E, 8 3/8s, 2006                                          29,475
             70,000 ITT Corp. notes 6 3/4s, 2005                                                             68,235
             80,000 John Q. Hammons Hotels LP/John Q. Hammons Hotels Finance
                    Corp. III 1st mtge. Ser. B, 8 7/8s, 2012                                                 78,600
             70,000 Meristar Hospitality Corp. company guaranty 9 1/8s, 2011                                 65,100
             30,000 Starwood Hotels & Resorts Worldwide, Inc. 144A
                    notes 7 7/8s, 2012                                                                       29,325
                                                                                                      -------------
                                                                                                            689,175

Publishing (1.2%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Belo Corp. sr. notes 7 1/8s, 2007                                                        51,342
             60,000 CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011 (Canada)                                63,000
             80,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B, 8 3/4s, 2009                        78,400
             30,000 Hollinger International Publishing, Inc. company guaranty 9 1/4s, 2007                   30,750
             33,509 Hollinger Participation Trust 144A sr. notes 12 1/8s,
                    2010 (Canada) (PIK)                                                                      27,980
             30,000 Key3media Group, Inc. company guaranty 11 1/4s, 2011                                      6,000
             30,000 Mail-Well I Corp. 144A company guaranty 9 5/8s, 2012                                     21,000
             50,000 Perry-Judd company guaranty 10 5/8s, 2007                                                47,500
             40,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                             31,000
             60,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                             46,200
            110,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                     86,350
             50,000 Quebecor Media, Inc. sr. disc. notes stepped-coupon zero %
                    (13 3/4s, 7/15/06), 2011 (Canada) (STP)                                                  23,750
             80,000 Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)                                    68,800
             60,000 Vertis, Inc. 144A sr. notes 10 7/8s, 2009                                                59,400
             45,648 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                                31,954
             10,000 Von Hoffman Press, Inc. 144A sr. sub. notes 10 3/8s, 2007                                 9,050
                                                                                                      -------------
                                                                                                            682,476

Retail (1.0%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Amazon.com, Inc. sr. sub. notes stepped-coupon zero %
                    (10s, 5/1/03), 2008 (STP)                                                                81,450
             50,000 Asbury Automotive Group, Inc. company guaranty 9s, 2012                                  45,750
            100,000 Autonation, Inc. company guaranty 9s, 2008                                              103,000
             35,000 J. Crew Operating Corp. 144A sr. sub. notes 10 3/8s, 2007                                29,400
             80,000 JC Penney Company, Inc. 144A notes 9s, 2012                                              78,400
            100,000 Kmart Corp. debs. 7 3/4s, 2012 (In default) (NON)                                        26,500
             25,000 NBTY, Inc. sr. sub. notes Ser. B, 8 5/8s, 2007                                           25,000
            160,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                147,200
             40,000 United Auto Group, Inc. 144A sr. sub. notes 9 5/8s, 2012                                 40,000
                                                                                                      -------------
                                                                                                            576,700

Technology (1.1%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Fairchild Semiconductor International, Inc. company guaranty
                    10 3/8s, 2007                                                                            72,275
            110,000 Iron Mountain, Inc. company guaranty 8 5/8s, 2013                                       112,200
             20,000 Iron Mountain, Inc. company guaranty 8 1/8s, 2008 (Canada)                               19,000
            250,000 Lucent Technologies, Inc. debs. 6.45s, 2029                                             122,500
              6,000 ON Semiconductor Corp. 144A company guaranty 12s, 2008                                    4,680
             40,000 SCG Holding & Semiconductor Corp. company guaranty 12s, 2009                             22,400
             50,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                                  49,500
             90,000 Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                               83,700
             50,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                      49,000
             18,000 Xerox Cap Europe PLC company guaranty 5 7/8s, 2004
                    (United Kingdom)                                                                         14,220
             42,000 Xerox Corp. 144A sr. notes 9 3/4s, 2009                                                  34,650
             80,000 Xerox Credit Corp. sr. notes 6.1s, 2003                                                  68,800
                                                                                                      -------------
                                                                                                            652,925

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
             45,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008 (In default) (NON)                       7,256
             75,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               63,750
EUR          10,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                                7,697
            $30,000 Russell Corp. 144A sr. notes 9 1/4s, 2010                                                30,900
             40,000 Tommy Hilfiger USA, Inc. company guaranty 6.85s, 2008                                    36,800
             20,000 Tommy Hilfiger USA, Inc. company guaranty 6 1/2s, 2003                                   19,800
             97,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                           48,985
             60,000 William Carter Holdings Co. (The) company guaranty Ser. B,
                    10 7/8s, 2011                                                                            65,700
                                                                                                      -------------
                                                                                                            280,888

Toys (0.2%)
-------------------------------------------------------------------------------------------------------------------
             65,000 Hasbro, Inc. notes 7.95s, 2003                                                           65,975
             70,000 Hasbro, Inc. notes 5.6s, 2005                                                            65,450
                                                                                                      -------------
                                                                                                            131,425

Transportation (1.2%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Airbus Industries 144A sinking fund Ser. D, 12.266s, 2020                                45,000
             60,000 AMR Corp. debs. 9s, 2012                                                                 46,200
            100,000 Calair, LLC/Calair Capital Corp. company guaranty 8 1/8s, 2008                           60,000
             40,000 Delta Airlines, Inc. pass-through certificates Ser. 00-1,
                    Class C, 7.779s, 2005                                                                    33,362
            100,000 Kansas City Southern Railway Co. company guaranty 9 1/2s, 2008                          107,500
             30,000 Kansas City Southern Railway Co. 144A sr. notes 7 1/2s, 2009                             30,750
             60,000 Navistar International Corp. company guaranty Ser. B, 9 3/8s, 2006                       57,600
             90,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  76,500
             10,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                     7,600
             50,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                   34,000
             80,000 Northwest Airlines, Inc. sr. notes 9 7/8s, 2007                                          52,000
             90,000 RailAmerica Transportation company guaranty 12 7/8s, 2010                                92,700
             20,000 Transportation Manufacturing Operations, Inc. company guaranty
                    11 1/4s, 2009                                                                            13,300
             20,000 Travel Centers of America, Inc. company guaranty 12 3/4s, 2009                           21,200
             60,000 US Air, Inc. pass-through certificates Ser. 93A3, 10 3/8s, 2013                          30,000
                                                                                                      -------------
                                                                                                            707,712

Utilities & Power (1.4%)
-------------------------------------------------------------------------------------------------------------------
             40,000 AES Corp. (The) notes 8 3/4s, 2008                                                       21,200
              3,000 AES Corp. (The) sr. notes 9 3/8s, 2010                                                    1,605
            113,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                   59,890
             60,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                    33,300
             20,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                     10,600
             20,000 Calpine Corp. sr. notes 8 5/8s, 2010                                                     10,600
            188,000 Calpine Corp. sr. notes 8 1/2s, 2011                                                     98,700
             40,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                     22,200
             30,000 CMS Energy Corp. sr. notes 8.9s, 2008                                                    24,300
             20,000 CMS Energy Corp. sr. notes 8 1/2s, 2011                                                  15,200
              5,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                           4,100
             70,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                       60,725
             35,000 Edison Mission Energy sr. notes 9 7/8s, 2011                                             20,300
            180,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                    183,600
            175,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      73,500
                173 Northeast Utilities notes Ser. A, 8.58s, 2006                                               190
            110,000 Tiverton/Rumford Power Associates, LP 144A pass-through
                    certificates 9s, 2018                                                                    80,300
             50,000 Western Resources, Inc. 144A 1st mtge. 7 7/8s, 2007                                      48,000
             50,000 Western Resources, Inc. 144A sr. notes 9 3/4s, 2007                                      48,000
                                                                                                      -------------
                                                                                                            816,310
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $32,729,001)                                  $25,363,260

CONVERTIBLE BONDS AND NOTES (23.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
           $435,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                     $607,369

Capital Goods (0.3%)
-------------------------------------------------------------------------------------------------------------------
            140,000 EDO Corp. 144A cv. sub. notes 5 1/4s, 2007                                              146,300

Communication Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
            825,000 Brightpoint, Inc. cv. Liquid Yield Option Notes (LYON) zero %, 2018                     231,000
            520,000 Nextel Communications, Inc. cv. sr. notes 4 3/4s, 2007                                  364,650
                                                                                                      -------------
                                                                                                            595,650

Conglomerates (1.9%)
-------------------------------------------------------------------------------------------------------------------
            200,000 GenCorp, Inc. 144A cv. sub. notes 5 3/4s, 2007                                          185,500
            410,000 Tyco International Group SA cv. company guaranty zero %,
                    2021 (Luxembourg)                                                                       295,200
          1,000,000 Tyco International, Ltd. cv. notes zero %, 2020 (Bermuda)                               637,500
                                                                                                      -------------
                                                                                                          1,118,200

Consumer Cyclicals (2.5%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Charming Shoppes 144A cv. bonds 4 3/4s, 2012                                            178,650
             35,000 Lamar Advertising Co. cv. notes 5 1/4s, 2006                                             33,163
            540,000 Liberty Media Corp. cv. sr. notes 3 1/2s, 2031                                          348,975
            950,000 Royal Caribbean Cruises, Ltd. cv. bonds zero %, 2021 (Liberia)                          365,750
            428,000 TJX Companies, Inc. (The) cv. LYON zero %, 2021                                         337,585
            237,000 Tower Automotive, Inc. cv. sub. notes 5s, 2004                                          211,226
                                                                                                      -------------
                                                                                                          1,475,349

Consumer Staples (2.7%)
-------------------------------------------------------------------------------------------------------------------
            600,000 Avon Products, Inc. cv. sr. notes zero %, 2020                                          321,750
            180,000 CKE Restaurants, Inc. cv. sub. notes 4 1/4s, 2004                                       157,950
            400,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                   264,000
            180,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                              177,300
            264,000 Rite Aid Corp. 144A cv. sr. notes 4 3/4s, 2006                                          174,240
            270,000 Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                    264,600
            510,000 Supervalu, Inc. cv. LYON zero %, 2031                                                   144,713
            125,000 Vector Group, Ltd. 144A cv. sub. notes 6 1/4s, 2008                                      83,750
                                                                                                      -------------
                                                                                                          1,588,303

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
            145,000 Devon Energy Corp. cv. deb. 4.95s, 2008                                                 142,644
            110,000 Diamond Offshore Drilling, Inc. 144A cv. deb. zero %, 2020                               58,438
            102,000 Pride International, Inc. cv. sub. deb. zero %, 2018                                     47,940
            180,000 Pride International, Inc. 144A cv. sr. notes 2 1/2s, 2007                               186,975
                                                                                                      -------------
                                                                                                            435,997

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
            612,000 Legg Mason, Inc. 144A cv. LYON zero %, 2031                                             294,525
            420,000 Orix Corp. 144A cv. bonds zero %, 2022 (Japan)                                          154,350
            100,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                     59,750
            200,000 XL Capital, Ltd. cv. debs. zero %, 2021 (Cayman Islands)                                120,750
                                                                                                      -------------
                                                                                                            629,375

Health Care (4.8%)
-------------------------------------------------------------------------------------------------------------------
            157,000 Alkermes, Inc. cv. sub. notes 3 3/4s, 2007                                               74,379
            280,000 Allergan, Inc. 144A cv. bonds zero %, 2020                                              175,700
            159,000 Alza Corp. cv. sub. LYON zero %, 2014                                                   220,016
            145,000 AmeriSource Health Corp. cv. company guaranty 5s, 2007                                  226,381
            410,000 Amgen, Inc. cv. LYON zero %, 2032                                                       288,538
             30,000 Aviron cv. sub. notes 5 1/4s, 2008                                                       27,413
            355,000 Cephalon, Inc. 144A cv. sub. notes 2 1/2s, 2006                                         297,313
            297,000 Charles River Laboratories International, Inc. 144A cv. bonds
                    3 1/2s, 2022                                                                            361,226
             30,000 DaVita, Inc. cv. sub. notes 7s, 2009                                                     28,763
             10,000 DaVita, Inc. 144A cv. sub. notes 7s, 2009                                                 9,588
            480,000 Elan Finance Corp., Ltd. cv. LYON zero %, 2018 (Bermuda)                                166,200
             80,000 Genzyme Corp. 144A cv. sub. deb. 3s, 2021                                                66,300
            168,000 Healthsouth Corp. cv. sub. deb. 3 1/4s, 2003                                            159,810
            450,000 Imclone Systems, Inc. cv. sub. notes 5 1/2s, 2005                                       250,875
             50,000 Inhale Therapeutic Systems, Inc. cv. sub. notes 3 1/2s, 2007                             22,375
            110,000 Inhale Therapeutic Systems, Inc. 144A cv. sub. notes 3 1/2s, 2007                        49,225
            268,000 Quest Diagnostics, Inc. cv. debs. 1 3/4s, 2021                                          262,975
            140,000 Wellpoint Health Networks, Inc. cv. sub. deb. zero %, 2019                              140,875
                                                                                                      -------------
                                                                                                          2,827,952

Retail (0.2%)
-------------------------------------------------------------------------------------------------------------------
            155,000 JC Penney Company, Inc. cv. sub. notes 5s, 2008                                         135,819

Technology (7.3%)
-------------------------------------------------------------------------------------------------------------------
            250,000 Aether Systems, Inc. cv. sub. notes 6s, 2005                                            161,250
            470,000 Agilent Technologies, Inc. cv. debs. FRB 3s, 2021                                       373,650
            161,000 Aspen Technology, Inc. cv. sub. deb. 5 1/4s, 2005                                       103,241
            110,000 Automatic Data Processing, Inc. cv. LYON zero %, 2012                                   108,625
            404,000 Computer Associates International, Inc. 144A cv. sr. notes 5s, 2007                     331,785
            400,000 Comverse Technology, Inc. 144A cv. sr. notes 1 1/2s, 2005                               311,000
            680,000 Corning, Inc. cv. deb. zero %, 2015                                                     295,800
            993,000 Hewlett-Packard Co. cv. sub. notes zero %, 2017                                         393,476
            430,000 International Rectifier Corp. cv. sub. notes 4 1/4s, 2007                               339,163
            235,000 LSI Logic Corp. cv. sub. notes 4 1/4s, 2004                                             212,381
            180,000 LSI Logic Corp. 144A cv. sub. notes 4s, 2006                                            131,625
            110,000 Network Associates, Inc. 144A cv. sub. notes 5 1/4s, 2006                               116,600
            416,000 Peregrine Systems, Inc. cv. sub. notes 5 1/2s, 2007                                      63,960
            350,000 S3, Inc. cv. sub. notes 5 3/4s, 2003                                                     93,625
             86,000 Safeguard Scientifics, Inc. 144A cv. sub. notes 5s, 2006                                 49,988
            280,000 Symantec Corp. cv. sub. notes 3s, 2006                                                  318,850
            190,000 Symantec Corp. 144A cv. sub. notes 3s, 2006                                             216,363
          1,150,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                   652,620
                                                                                                      -------------
                                                                                                          4,274,002
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $15,446,944)                                $13,834,316

CONVERTIBLE PREFERRED STOCKS (19.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Basic Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
                 20 Anker Coal Group, Inc. 14.25% cv. pfd.                                                     $100
                660 Hercules Trust II units 6.50% cum. cv. pfd.                                             374,880
                 90 Weirton Steel Corp. Ser. C, zero % cv. pfd.                                                 180
                                                                                                      -------------
                                                                                                            375,160

Capital Goods (0.8%)
-------------------------------------------------------------------------------------------------------------------
                300 Owens-Illinois, Inc. $2.375 cv. pfd.                                                      6,900
              2,530 Raytheon Co. zero % cv. pfd.                                                            145,791
              8,900 TXI Capital Trust I $2.75 cv. pfd.                                                      298,150
                                                                                                      -------------
                                                                                                            450,841

Communication Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
              4,904 Broadwing, Inc. Ser. B, $3.375 cum. cv. pfd.                                             86,433
              2,551 Global Crossing, Ltd. 6.75% cum. cv. pfd. (Bermuda)                                         128
                                                                                                      -------------
                                                                                                             86,561

Consumer Cyclicals (2.9%)
-------------------------------------------------------------------------------------------------------------------
              4,400 Carriage Services Capital Trust $3.50 cv. pfd.                                          127,050
              3,600 Carriage Services Capital Trust 144A $3.50 cv. pfd.                                     103,950
              9,660 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                                 441,945
             24,000 General Motors Corp. zero % cv. pfd.                                                    588,000
                200 Interact Systems, Inc. 144A 14.00% cv. pfd. (In default) (NON)                                2
              5,820 Tower Automotive Capital Trust 144A $3.375 cv. pfd.                                     163,688
              6,700 Toys R Us $6.25 cv. pfd.                                                                282,238
                                                                                                      -------------
                                                                                                          1,706,873

Consumer Staples (2.0%)
-------------------------------------------------------------------------------------------------------------------
                320 Radio One, Inc. 6.50% cum. cv. pfd.                                                     326,300
              7,700 Sinclair Broadcast Group, Inc. Ser. D, $3.00 cv. pfd.                                   293,563
             10,253 Suiza Capital Trust II $2.75 cv. pfd.                                                   536,996
                                                                                                      -------------
                                                                                                          1,156,859

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------
             10,180 Evi, Inc. $2.50 cum. cv. pfd.                                                           500,093
              2,959 Newfield Exploration Co. $3.25 cv. pfd.                                                 157,937
              3,710 Unocal Capital Trust $3.125 cum. cv. pfd.                                               182,718
              9,510 Vec Trust I $1.937 cum. cv. pfd.                                                        244,883
             10,925 Western Gas Resources $2.625 cum. cv. pfd.                                              539,422
                115 XCL, Ltd. 144A Ser. A, 9.50% cum. cv. pfd. (In default) (NON) (PIK)                          29
                                                                                                      -------------
                                                                                                          1,625,082

Financial (4.5%)
-------------------------------------------------------------------------------------------------------------------
              7,043 ACE, Ltd. $4.125 cum. cv. pfd.                                                          468,360
             10,450 Capital One Financial Corp. $3.125 cv. pfd.                                             333,094
              6,200 Provident Finance Group zero % cv. pfd.                                                 177,475
              5,800 Prudential Financial, Inc. $3.375 cv. pfd.                                              303,050
              7,030 Simon Property Group, Inc. Ser. B, $6.50 cum. cv. pfd.                                  666,971
              2,880 Sovereign Bancorp, Inc. $3.75 cv. pfd.                                                  239,400
             19,800 Travelers Property Casualty Corp. $1.125 cv. pfd.                                       433,422
                                                                                                      -------------
                                                                                                          2,621,772

Health Care (0.7%)
-------------------------------------------------------------------------------------------------------------------
              1,800 Anthem, Inc. units $3.00 cv. pfd.                                                       141,525
              2,379 Caremark RX Capital Trust I $3.50 cum. cv. pfd.                                         266,151
                                                                                                      -------------
                                                                                                            407,676

Technology (0.7%)
-------------------------------------------------------------------------------------------------------------------
              1,620 Solectron Corp. units $1.813 cv. pfd.                                                    19,845
              8,440 Xerox Corp. 144A $3.75 cv. pfd.                                                         410,395
                                                                                                      -------------
                                                                                                            430,240

Telecommunications (0.3%)
-------------------------------------------------------------------------------------------------------------------
             11,600 Citizens Communications Co. units $1.688 cv. pfd.                                       195,750

Transportation (1.0%)
-------------------------------------------------------------------------------------------------------------------
             11,291 Union Pacific Capital Trust $3.125 cum. cv. pfd.                                        580,075

Utilities & Power (2.9%)
-------------------------------------------------------------------------------------------------------------------
              5,600 Cinergy Corp. $4.75 cv. pfd.                                                            317,100
              5,300 Dominion Resources, Inc. $4.75 cv. pfd.                                                 310,050
              3,200 El Paso Corp. $4.50 cv. pfd.                                                            140,000
              4,600 El Paso Energy Capital Trust $2.375 cv. pfd.                                            128,800
              5,700 FPL Group, Inc. units $4.25 cv. pfd.                                                    306,375
              3,700 FPL Group, Inc. zero % cv. pfd.                                                         189,625
             13,700 Sempra Energy zero % cv. pfd.                                                           327,088
                                                                                                      -------------
                                                                                                          1,719,038
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $13,022,741)                               $11,355,927

COMMON STOCKS (4.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              1,948 Aurora Foods, Inc. (NON)                                                                 $2,786
                683 Call-Net Enterprises, Inc. Class B (Canada) (NON)                                           171
             24,313 Celcaribe SA (Colombia) (NON)                                                               243
            280,214 Contifinancial Corp. Liquidating Trust Units                                             11,909
              1,401 Covad Communications Group, Inc. 144A (NON)                                               1,513
                 20 Delta Funding Residual Exchange Co., LLC (NON)                                            3,890
                 20 Delta Funding Residual Management, Inc. (NON)                                                 1
             12,700 El Paso Corp.                                                                           214,756
              5,808 Elan Corp. PLC ADR (Ireland) (NON)                                                       17,366
              1,379 Fitzgeralds Gaming Corp. (NON)                                                               14
                634 Genesis Health Ventures, Inc. (NON)                                                       9,542
              2,272 Genzyme Corp. (NON)                                                                      46,985
              7,900 JC Penney Company, Inc. (Holding Company)                                               137,144
              9,200 JPMorgan Chase & Co.                                                                    242,880
             10,600 KPMG Consulting, Inc. (NON)                                                             107,590
             80,000 Morrison Knudsen Corp. (NON)                                                              5,600
              4,741 Pioneer Cos., Inc. (NON)                                                                 11,853
                220 PSF Group Holdings, Inc. 144A Class A (NON)                                             385,438
                115 RCN Corp. (NON)                                                                              95
              6,700 Royal Dutch Petroleum Co. ADR (Netherlands)                                             302,840
                100 Sun Healthcare Group, Inc. (NON)                                                            730
             14,000 Tyco International, Ltd. (Bermuda)                                                      219,660
             13,700 U.S. Bancorp                                                                            294,413
              7,500 Union Planters Corp.                                                                    232,950
              5,900 Verizon Communications, Inc.                                                            182,900
             13,741 VS Holdings, Inc. (NON)                                                                  13,741
                116 Washington Group International, Inc. (NON)                                                1,624
                                                                                                      -------------
                    Total Common Stocks (cost $4,140,911)                                                $2,448,634

UNITS (1.3%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
              6,650 ALLTEL Corp. units $3.875 cv. pfd.                                                     $303,406
                250 Australis Media, Ltd. units 15 3/4s, 2003 (Australia) (In default) (NON)                     25
              4,800 Boise Cascade Corp. units                                                               219,600
              3,900 Sierra Pacific Resources units $4.50 cum. cv. pfd.                                      144,788
                 37 Soi Funding Corp. 144A units 11 1/4s, 2009                                               33,115
                200 XCL, Ltd. 144A units 13 1/2s, 2004 (In default) (NON)                                    60,250
                600 XCL, Ltd. 144A units 9.50% cum. cv. pfd. (In default) (NON) (PIK)                           150
                                                                                                      -------------
                    Total Units (cost $1,312,488)                                                          $761,334

PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                800 Brand Scaffold Services, Inc. 144A $3.625 pfd.                                          $46,400
             30,000 CSBI Capital Trust I 144A company guaranty Ser. A, 11.75% pfd.                           34,275
              7,510 Diva Systems Corp. Ser. C, 6.00% cum. pfd.                                                   75
                  3 Dobson Communications Corp. 12.25% pfd. (PIK)                                               840
                 31 Nextel Communications, Inc. Ser. E, 11.125% pfd. (PIK)                                   16,120
                 20 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                      120,000
                153 Rural Cellular Corp. 12.25% pfd. (PIK)                                                   23,010
                                                                                                      -------------
                    Total Preferred Stocks (cost $466,874)                                                 $240,720

WARRANTS (--%) (a) (NON)                                                                EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09               $1
                 70 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08                 1
                130 Dayton Superior Corp.                                                 6/15/09             1,300
                200 Decrane Aircraft Holdings Co.                                         9/30/08                 1
                315 Diva Systems Corp.                                                    5/15/06                 3
                579 Diva Systems Corp. 144A                                               3/1/08                  6
              1,065 Genesis Health Ventures, Inc.                                         10/1/02                64
                 90 Horizon PCS, Inc.                                                     10/1/10                 1
                 90 Insilco Holding Co.                                                   8/15/08                90
                200 Interact Systems, Inc.                                                8/1/03                  1
                200 Interact Systems, Inc. 144A                                           12/15/09                2
                130 iPCS, Inc. 144A                                                       7/15/10                33
                 50 IWO Holdings, Inc.                                                    1/15/11                13
                140 Jostens, Inc.                                                         5/1/10              4,054
                 60 Pliant Corp. 144A                                                     6/1/10                120
                 75 Sterling Chemicals Holdings                                           8/15/08                45
                251 Sun Healthcare Group, Inc.                                            2/28/05                 1
                 50 Telehub Communications Corp. 144A                                     7/31/05                 1
                180 Travel Centers of America, Inc. 144A                                  5/1/09                  2
                200 Ubiquitel, Inc. 144A                                                  4/15/10                 1
                400 Veraldo Holdings, Inc. 144A                                           4/15/08                 4
                 71 Washington Group International, Inc. Ser. A                           1/25/06               178
                 82 Washington Group International, Inc. Ser. B                           1/25/06               144
                 44 Washington Group International, Inc. Ser. C                           1/25/06                66
                                                                                                      -------------
                    Total Warrants (cost $100,960)                                                           $6,132

SHORT-TERM INVESTMENTS (8.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $    297,958 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03% and due dates
                    ranging from September 3, 2002 to October 11, 2002 (d)                                 $297,823
          4,915,101 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.96% and
                    due dates ranging from September 4, 2002 to
                    October 25, 2002 (d)                                                                  4,915,101
                                                                                                      -------------
                    Total Short-Term Investments (cost $5,212,924)                                       $5,212,924
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $72,432,843)                                                $59,223,247
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $58,712,583.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at August 31, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Written Options Outstanding at August 31, 2002 (Unaudited)
(premiums received $268,905)
                                       Expiration Date/       Market
Contract Amount                         Strike Price           Value
------------------------------------------------------------------------------
1,566,040  HYDI 100 Index (Put)        May 07/100.00 US       $438,961
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $289,483 of securities on loan
(identified cost $72,432,843) (Note 1)                                          $59,223,247
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           853,367
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      222,738
-------------------------------------------------------------------------------------------
Total assets                                                                     60,299,352

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                         96
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               386,043
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    195,698
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        205,849
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           22,711
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,805
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            176
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$268,905) (Note 1)                                                                  438,961
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                  297,823
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               19,607
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,586,769
-------------------------------------------------------------------------------------------
Net assets                                                                      $58,712,583

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (unlimited shares authorized) (Note 1)                          $92,477,169
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (619,609)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (19,766,204)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (13,378,773)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                     $58,712,583

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($58,712,583 divided by 3,712,567
shares)                                                                              $15.81
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                         $1,971,306
-------------------------------------------------------------------------------------------
Dividends                                                                           398,289
-------------------------------------------------------------------------------------------
Securities lending                                                                      215
-------------------------------------------------------------------------------------------
Total investment income                                                           2,369,810

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    434,216
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       72,786
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    5,036
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,719
-------------------------------------------------------------------------------------------
Other                                                                                56,444
-------------------------------------------------------------------------------------------
Total expenses                                                                      571,201
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,070)
-------------------------------------------------------------------------------------------
Net expenses                                                                        565,131
-------------------------------------------------------------------------------------------
Net investment income                                                             1,804,679
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (2,955,516)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (51)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                                (14,392)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                            879
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and written options
during the period                                                                (3,043,124)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,012,204)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(4,207,525)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                        August 31           February 28
                                                                             2002*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $1,804,679            $4,343,591
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (2,969,959)          (10,300,550)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                           (3,042,245)            2,153,226
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (4,207,525)           (3,803,733)

Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net investment income                                             (2,271,889)           (4,543,812)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                           (6,479,414)           (8,347,545)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    65,191,997            73,539,542
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment
income of $619,609 and $152,399, respectively)                        $58,712,583          $ 65,191,997
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of period                       3,712,567             3,712,567
-------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                  Year
Per-share                            August 31                                ended
operating performance               (Unaudited)    Year ended February 28   February 29   Year ended February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.56       $19.81       $24.03       $22.93       $27.57       $26.40
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .49         1.17         1.33         1.38         1.86         1.76
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.63)       (2.20)       (3.69)        1.81        (3.69)        2.49
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.14)       (1.03)       (2.36)        3.19        (1.83)        4.25
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.61)       (1.22)       (1.58)       (1.73)       (1.91)       (1.77)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.28)        (.36)        (.90)       (1.31)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.61)       (1.22)       (1.86)       (2.09)       (2.81)       (3.08)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.81       $17.56       $19.81       $24.03       $22.93       $27.57
------------------------------------------------------------------------------------------------------------------
Market value,
end of period                         $15.20       $16.55       $18.88       $18.75       $22.50       $27.31
------------------------------------------------------------------------------------------------------------------
Total return
at market value (%)(b)                 (4.58)*      (5.95)       11.00        (7.49)       (7.47)       26.03
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $58,713      $65,192      $73,540      $89,214      $85,134     $102,112
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .90*        1.78         1.72         1.71         1.78         1.71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.84*        6.34         6.13         5.89         7.31         6.45
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.91*      116.87        99.42        65.85        56.58        60.69
------------------------------------------------------------------------------------------------------------------
  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage services arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam High Income Opportunities Trust (formerly known as Putnam Convertible Opportunities and Income Trust) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks current income and capital appreciation by investing primarily in a diversified portfolio of higher risk, high-yield securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported-- as in the case of some securities traded over-the-counter-- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $289,483. The fund received cash collateral of $297,823 which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2002, the fund had a capital loss carryover of approximately $14,433,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
----------------   --------------------
      $1,880,000      February 28, 2009
      12,553,000      February 28, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2003 approximately $2,106,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

The aggregate identified cost on a tax basis is $72,690,175, resulting in gross unrealized appreciation and depreciation of $1,422,349 and $14,889,277 respectively, or net unrealized depreciation of $13,466,928.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 1.10% of the average weekly net assets.

The fund compensates Putnam Management quarterly for administrative services provided based on the average net assets of the fund. Such administrative fees are based on an annual rate of 0.25% of the average weekly net assets of the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2002, the fund's expenses were reduced by $6,070 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $473 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $26,377,992 and $29,044,684, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                  Contract       Premiums
                                   Amounts       Received
----------------------------------------------------------
Written options outstanding
at beginning of period                 198        $33,947
----------------------------------------------------------
Options opened                   1,599,400        499,371
Options expired                         --             --
Options closed                     (33,558)      (264,413)
----------------------------------------------------------
Written options outstanding
at end of period                 1,566,040       $268,905
----------------------------------------------------------


Results of August 15, 2002 shareholder meeting
(Unaudited)


An annual meeting of shareholders of the fund was held on August 15, 2002. At the meeting, each of the nominees for Trustee was elected, as follows:
                             Common Shares
                           Votes        Votes
                            for        withheld
Jameson A. Baxter        2,141,421      56,830
Charles B. Curtis        2,141,421      56,830
Paul L. Joskow           2,141,421      56,830
Lawrence J. Lasser       2,141,421      56,830

A proposal to amend the fund's investment objective and policies was approved as follows: 1,285,107 votes for, and 64,729 votes against, with 848,415 abstentions and broker non-votes.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Stephen C. Peacher
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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